Exhibit 99.1

Courier Reports First-Quarter Results in Line with Expectations

NORTH CHELMSFORD, Mass.--(BUSINESS WIRE)--February 5, 2015--Courier Corporation (Nasdaq: CRRC), a leader in digital printing, publishing and content management in the United States, today announced financial results for the quarter ended December 27, 2014, the first quarter of its 2015 fiscal year.

Revenues in the quarter were $66 million, down 8% from $72 million in last year’s first quarter. Net income was $1.8 million or $.16 per diluted share, which includes approximately $800,000, or $.07 per diluted share, of transaction costs associated with the pending acquisition of Courier by R.R. Donnelley & Sons Company (Nasdaq: RRD), as separately announced today, and the terminated agreement with Quad/Graphics, Inc. (NYSE: QUAD), also separately announced today. Results also include $870,000, or $.05 per diluted share, of losses on foreign currency translation related to the November acquisition of a 60% interest in a Brazilian-based digital printer. Excluding these costs, net income was $3.2 million or $.28 per diluted share. In fiscal 2014, first-quarter net income from continuing operations was $2.8 million or $.25 per diluted share; including discontinued operations, last year’s first-quarter net income was $2.6 million or $.23 per diluted share.

Details of these and other items, including reconciliations of non-GAAP measures to GAAP, can be found in the tables at the end of this release.

In the company’s book manufacturing segment, Courier reported higher revenues in education, its largest principal market. This gain was offset by lower sales in the religious market, which has often been susceptible to fluctuations from quarter to quarter within a long-term pattern of single-digit growth. Sales to Courier’s third major market, specialty trade, were comparable to last year’s first quarter.

In the company’s publishing segment, first-quarter revenues were up 5% from last year, driven by strong sales to online retailers and growing consumer demand for Dover Publications’ Creative Haven product line.

“The first quarter of fiscal 2015 was a good quarter across most of our business,” said Courier Chairman and Chief Executive Officer James F. Conway III. “In our book manufacturing segment, we saw solid performance in two of our three principal markets. In particular, our education market saw healthy volume, driven by double-digit growth at our digital inkjet facilities and our specialty trade market matched a strong prior year quarter. However, in the religious market, decades of experience with our largest customer have taught us to expect periodic short-term swings in order patterns, as we saw in this quarter. Meanwhile, our publishing group had a profitable quarter as we realized the benefits of continued product innovation as well as cost management.

“During the quarter we continued to pursue additional opportunities in South America’s education market, completing our acquisition of a 60% interest in Digital Page Grafica e Editora, a digital printer based in Sao Paulo, Brazil. In addition, based on our strong cash flow and solid balance sheet, on January 28th Courier’s Board of Directors declared our regular quarterly dividend of $.21 per share.”

As separately announced today, Courier has terminated its previously announced merger agreement with Quad/Graphics, and Courier and RR Donnelley have signed a definitive agreement by which RR Donnelley will acquire Courier for $23.00 per share in cash or 1.3756 RR Donnelley common shares, subject to pro ration. The completion of the RR Donnelley transaction is subject to customary closing conditions, including regulatory approval and approval of Courier’s shareholders.

“Our transaction with RR Donnelley provides superior value to Courier shareholders and important benefits to our customers and employees. By adding our digital printing and content management capabilities to RR Donnelley’s current business, we will be even better positioned to meet our collective customers’ needs. We are excited by the opportunities created by this combination and look forward to working with RR Donnelley to fulfill them,” continued Mr. Conway.

In light of the pending acquisition by RR Donnelley, Courier will not be hosting a conference call in connection with its first-quarter results. In addition, the Company has discontinued its financial guidance, and Courier’s previous guidance for fiscal 2015 should therefore not be relied upon.

Book manufacturing: higher textbook sales offset by order timing in religious market

Courier’s book manufacturing segment reported first-quarter sales of $60 million, down from $66 million last year. Operating income in the segment was $5.1 million, excluding losses on foreign currency translation, versus $5.3 million last year, as reduced sales volume to its largest religious customer more than offset improved gross profit margins associated with a favorable sales mix and productivity gains.

The book manufacturing segment focuses on three markets: education, religion, and specialty trade. Sales to the education market were $30 million in the quarter, up 7% from the previous year, driven by growth in sales of college textbooks. Sales to the religious market were $11 million in the quarter, down sharply from $19 million last year, largely due to order timing. Sales to the specialty trade market were $17 million in the quarter, even with last year.

Digital print sales continued their double-digit increase in the quarter, reflecting demand for customized textbooks and for other applications in the education and trade markets.

Publishing: growth at Dover drives segment profitability

Courier’s publishing segment includes two businesses: Dover Publications, a niche publisher with thousands of titles in dozens of specialty trade markets, and Research & Education Association (REA), a publisher of test preparation books and study guides.

First-quarter revenues for the segment were $9.0 million, up 5% from $8.6 million in last year’s first quarter. Operating income in the quarter was $258,000, much improved from a loss of $412,000 in the same period last year. The improved performance reflected higher sales to online retailers, the success of Dover’s Creative Haven product line, and cost containment measures.

About Courier Corporation

Courier Corporation is one of America’s major book manufacturers as well as a leader in content management and customization in new and traditional media. It also publishes books under two brands offering award-winning content and thousands of titles. Founded in 1824, Courier is headquartered in North Chelmsford, Massachusetts. For more information, visit www.courier.com.

About RR Donnelley

RR Donnelley (NASDAQ: RRD) is a global provider of integrated communications. The company works collaboratively with more than 60,000 customers worldwide to develop custom communications solutions that reduce costs, drive top-line growth, enhance ROI and increase compliance. Drawing on a range of proprietary and commercially available digital and conventional technologies deployed across four continents, the company employs a suite of leading Internet-based capabilities and other resources to provide premedia, printing, logistics and business process outsourcing services to clients in virtually every private and public sector.

For more information, and for RR Donnelley's Global Social Responsibility Report, visit the company's web site at http://www.rrdonnelley.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Courier operates and beliefs of and assumptions made by Courier management, involve uncertainties that could significantly affect the financial results of Courier or the combined company. Words such as “aim,” “expect,” “anticipate,” “intend,” “plan,” “goal,” “believe,” “hope,” “seek,” “target,” “continue,” “estimate,” “will,” “may,” “would,” “could,” “should,” or variations of such words and similar expressions or the negative thereof are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, among others, statements regarding the proposed transaction with RR Donnelley, including the value creation for Courier’s shareholders. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, among others, successful completion of the proposed transaction with RR Donnelley, the ability to implement plans for the integration of the proposed transaction with RR Donnelley, and the receipt of required regulatory approvals for the proposed transaction (including the approval of antitrust authorities necessary to complete the proposed transaction), and such other risks and uncertainties detailed in RR Donnelley’s and Courier’s respective periodic public filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to those discussed (i) under “Risk Factors” in RR Donnelley’s Form 10-K for the fiscal year ended December 31, 2013, and in RR Donnelley’s subsequent filings with the SEC and in other investor communications of RR Donnelley from time to time and (ii) under “Risk Factors” in Courier’s Form 10-K for the fiscal year ended September 27, 2014 and in Courier’s subsequent filings with the SEC and in other investor communications of Courier from time to time. Neither RR Donnelley nor Courier undertakes to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

Additional Information about the Proposed Transaction and Where to Find It:

This press release relates to a proposed transaction between RR Donnelley and Courier, which will become the subject of a registration statement on Form S-4 and proxy statement/prospectus forming a part thereof, to be filed with the SEC by RR Donnelley and Courier. This document is not a substitute for the registration statement and proxy statement/prospectus that RR Donnelley and Courier will file with the SEC or any other documents that RR Donnelley or Courier may file with the SEC or send to shareholders of Courier in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF COURIER ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY RR DONNELLEY OR COURIER WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus (when available) and other relevant documents filed or that will be filed by RR Donnelley or Courier with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the registration statement, proxy statement/prospectus and other relevant documents filed by RR Donnelley with the SEC will be available free of charge on RR Donnelley’s internet website at http://investor.rrd.com/sec.cfm or by contacting RR Donnelley’s Investor Relations Department at (800) 742-4455. Copies of the proxy statement/prospectus and other relevant documents filed by Courier with the SEC will be available free of charge on Courier’s internet website at www.courier.com or by contacting Courier Investor Relations at investorrelations@courier.com.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

RR Donnelley, Courier, and their respective directors and executive officers may be considered participants in the solicitation of proxies from shareholders of Courier in connection with the proposed transaction. Information about the directors and executive officers of Courier is set forth in Amendment No. 1 to its Annual Report on Form 10-K, which was filed with the SEC on Form 10-K/A on January 26, 2015. Information about the directors and executive officers of RR Donnelley is set forth in its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 15, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

COURIER CORPORATION
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS (Unaudited)
(In thousands, except per share amounts)

	FIRST QUARTER ENDED
	December 27,	December 28,
	2014	2013

Net sales	$66,494	$72,260
Cost of sales	49,006	54,513

Gross profit	17,488	17,747

Selling and administrative expenses	14,187	13,115

Operating income	3,301	4,632

Interest expense, net	137	175

Income before taxes	3,164	4,457

Income tax provision	1,368	1,635

Income from continuing operations	$1,796	$2,822

Loss from discontinued operations, net of tax	-	(175)

Net income	$1,796	$2,647

Net income (loss) per diluted share from:
Continuing operations	$0.16	$0.25
Discontinued operations	-	(0.02)

Net income per diluted share	$0.16	$0.23

Cash dividends declared per share	$0.21	$0.21

Wtd. average diluted shares outstanding	11,410	11,515

SEGMENT INFORMATION:

Net sales:
Book Manufacturing	$59,645	$65,576
Publishing	9,015	8,585
Elimination of intersegment sales	(2,166)	(1,901)
Total	$66,494	$72,260

Operating income (loss):
Book Manufacturing	$4,235	$5,310
Publishing	258	(412)
Transaction costs on pending acquisition	(800)	-
Stock based compensation	(365)	(358)
Intersegment profit	(27)	92
Total	$3,301	$4,632

COURIER CORPORATION
SEGMENT RESULTS OF OPERATIONS (Unaudited)
(In thousands)

BOOK MANUFACTURING SEGMENT	FIRST QUARTER ENDED
	December 27,	December 28,
	2014	2013

Net sales	$59,645	$65,576
Cost of sales	45,663	51,216

Gross profit	13,982	14,360

Selling and administrative expenses	9,747	9,050

Operating income	$4,235	$5,310

PUBLISHING SEGMENT	FIRST QUARTER ENDED
	December 27,	December 28,
	2014	2013

Net sales	$9,015	$8,585
Cost of sales	5,483	5,290

Gross profit	3,532	3,295

Selling and administrative expenses	3,274	3,707

Operating income/(loss)	$258	($412)

COURIER CORPORATION
CONSOLIDATED CONDENSED BALANCE SHEETS (Unaudited)
(In thousands)

	December 27,	September 27,
ASSETS	2014	2014

Current assets:
Cash and cash equivalents	$3,287	$4,144
Investments	1,083	1,024
Accounts receivable	49,930	48,200
Inventories	41,710	38,239
Deferred income taxes	4,026	4,021
Other current assets	2,862	4,374
Total current assets	102,898	100,002

Property, plant and equipment, net	84,250	83,145
Goodwill and other intangibles	31,247	18,826
Prepublication costs	5,524	5,711
Long-term investments	1,860	6,429
Other assets	2,941	2,403

Total assets	$228,720	$216,516

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Current maturities of long-term debt	$5,893	$2,618
Accounts payable	12,729	11,124
Accrued taxes	949	1,051
Other current liabilities	17,469	17,528
Total current liabilities	37,040	32,321

Long-term debt	31,210	30,347
Deferred income taxes	2,259	1,286
Other liabilities	10,236	8,146

Total liabilities	80,745	72,100

Total stockholders' equity	147,975	144,416

Total liabilities and stockholders' equity	$228,720	$216,516

COURIER CORPORATION
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS (Unaudited)
(In thousands)

	For the Three Months Ended
	December 27,	December 28,
	2014	2013
Operating Activities:
Net income	$1,796	$2,647
Adjustments to reconcile net income to cash provided from operating activities:
Depreciation and amortization	5,973	6,352
Stock-based compensation	365	358
Change in fair value of contingent consideration	(150)	165
Change in fair value of derivative	689	-
Deferred income taxes	(288)	(234)
Changes in working capital	(4,238)	90
Other long-term, net	(373)	136

Cash provided from operating activities	3,774	9,514

Investment Activities:
Capital expenditures	(908)	(6,095)
Acquisition of business, net of cash	(482)	-
Prepublication costs	(600)	(713)
Proceeds on disposition of assets	150	-
Loan receivable and other investments	(59)	(4,409)
Life insurance proceeds	-	387

Cash used for investment activities	(1,899)	(10,830)

Financing Activities:
Long-term debt borrowings, net	(324)	3,813
Cash dividends	(2,408)	(2,416)
Other	-	8

Cash used for financing activities	(2,732)	1,405

Increase (decrease) in cash and cash equivalents	($857)	$89

In addition to measuring our performance by generally accepted accounting principles, we also track several non-GAAP measures including EBITDA (earnings before interest, taxes, depreciation and amortization) and adjusted EBITDA as additional indicators of the company's operating cash flow performance. These measures should be considered in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

Non-GAAP reconciliation - EBITDA:
Net income from continuing operations	$1,796	$2,822
Income tax provision	1,368	1,635
Interest expense, net	137	175
Depreciation and amortization	5,973	6,247
EBITDA	$9,274	$10,879
Change in fair value of contingent consideration	(150)	165
Transaction costs on pending acquisition	800	-
Adjusted EBITDA	$9,924	$11,044

COURIER CORPORATION
OTHER RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES (Unaudited)
(In thousands, except per share amounts)

	First Quarter Ended December 27, 2014
	Income	Income		Net Income
	Before	Tax	Net	per Diluted
	Taxes	Provision	Income	Share

GAAP basis measures	$3,164	$1,368	$1,796	$0.16

Transaction costs (1)	800	-	800	0.07
Loss on foreign currency translation (2)	870	300	570	0.05

Non-GAAP measures	$4,834	$1,668	$3,166	$0.28

BOOK MANUFACTURING SEGMENT	First Quarter Ended December 27, 2014
	GAAP Basis	Non-Recurring	Non-GAAP
	Measures	Items (2)	Measures

Net sales	$59,645		$59,645
Cost of sales	45,663		45,663

Gross profit	13,982		13,982

Selling and administrative expenses	9,747	(870)	8,877

Operating income	$4,235	870	$5,105

(1)	Transaction costs associated with pending acquisition of the Company, which are not deductible for tax purposes.
(2)	Loss on foreign currency translation related to the acquisition of Digital Page.

CONTACT:
Courier Investor Relations Contact:
Peter Folger, 978-251-6000
Senior Vice President and Chief Financial Officer
investorrelations@courier.com
or
Courier Media Contact:
Joele Frank, Wilkinson Brimmer Katcher
Averell Withers, 212-355-4449
or
Nick Leasure, 212-355-4449